EXHIBIT 25

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC  20549
                          ____________________________

                                    FORM T-1
                          ____________________________

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                          ____________________________

     Check if an Application to Determine Eligibility of a Trustee Pursuant to
Section 305(b)(2)      X
                   ---------

                     Am South Bank of Alabama
- --------------------------------------------------------------------------
       (Exact name of Trustee as specified in its charter)


             Alabama                          63-0073530
- ---------------------------------        --------------------
  (State of incorporation if not           (I.R.S. Employer
         a national bank)                 Identification No.)

      1901 Sixth Avenue North
        Birmingham, Alabama                       35202
- ---------------------------------        --------------------
  (Address of principal executive              (Zip Code)
              offices)

                         Proffitt's, Inc.
- --------------------------------------------------------------------------
       (Exact name of obligor as specified in its charter)

             Tennessee                        62-0331040
- ---------------------------------        --------------------
  (State or other jurisdiction of          (I.R.S. Employer
   incorporation or organization)         Identification No.)

        115 North Calderwood
          Alcoa, Tennessee                        37701
- ---------------------------------        --------------------
  (Address of principal executive              (Zip Code)
              offices)

                  Proffitt's, Inc. Guaranty (1)
- --------------------------------------------------------------------------
               (Title of the indenture securities)

(1) The Proffitt's, Inc Guaranty guarantees the payment obligation of Parisian, Inc. under an amended and restated indenture governing Parisian, Inc.'s 9 7/8% Senior Subordinated Notes due 2003 (the "Notes"). A statement of eligibility of the trustee with respect to the original indenture was filed as Exhibit 26 to Registration Number 33-60418.

Item 1.   General Information.     Furnish the following information as to the
          -------------------
Trustee:

     (a) Name and Address of each examining or supervising authority to which it is subject:

          Superintendent of Banks, State of Alabama

          Federal Reserve Bank, Atlanta, Georgia

          Federal Deposit Insurance Corporation, Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers:

          The Trustee is so authorized

Item 2.   Affiliations with obligor.  If the obligor is an affiliate of the
          -------------------------
Trustee, describe each such affiliation.

          None

Item 3.   Voting securities of the Trustee.  Furnish the following information
          --------------------------------
as to each class of voting securities of the Trustee:


     Title of Class                               Amount Outstanding
     --------------                               ------------------

(Since the obligor is not in default, no response is required pursuant to General Instruction B of Form T-1)

Item 4.   Trusteeships under other indentures.  If the Trustee is a trustee
          -----------------------------------
under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

     (a)  Title of the securities outstanding under each such other indenture.

(Since the obligor is not in default, no response is required pursuant to General Instruction B of Form T-1)

     (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

(Since the obligor is not in default, no response is required pursuant to General Instruction B of Form T-1)

Item 5.   Interlocking directorates and similar relationships with the obligor
          --------------------------------------------------------------------
or underwriters.  If the Trustee or any of the directors or executive officers
- ---------------
of the Trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state and nature of each such connection.

(Since the obligor is not in default, no response is required pursuant to General Instruction B of Form T-1)

Item 6.   Voting Securities of the Trustee owned by the obligor or its
          ------------------------------------------------------------
officials.  Furnish the following information as to the voting securities of the
- ---------
Trustee owned beneficially by the obligor and each director, partner and executive officer of the obligor.

                                   Amount Owned      Percentage of
 Name of Owner   Title of Class    Beneficially    Voting Securities
 -------------   --------------    ------------    -----------------

(Since the obligor is not in default, no response is required pursuant to General Instruction B of Form T-1)

Item 7.   Voting Securities of the Trustee owned by underwriters or their
          ---------------------------------------------------------------
officials.  Furnish the following information as to the voting securities of the
- ---------
Trustee owned beneficially by each underwriter for the obligor and each director, partner and executive officer of each such underwriter.

(Since the obligor is not in default, no response is required pursuant to General Instruction B of Form T-1)

Item 8.   Securities of the obligor owned or held by the Trustee.  Furnish the
          ------------------------------------------------------
following information as to securities of the obligor owned beneficially or held as collateral security for the obligations in default by the Trustee.

(Since the obligor is not in default, no response is required pursuant to General Instruction B of Form T-1)

Item 9.   Securities of the underwriters owned or held by the Trustee.  If the
          -----------------------------------------------------------
Trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned by the Trustee.

(Since the obligor is not in default, no response is required pursuant to General Instruction B of Form T-1)

Item 10.  Ownership or holdings by the Trustee of voting securities of certain
          --------------------------------------------------------------------
affiliates or
- --------------
security holders of the obligor.  If the Trustee owns beneficially or holds as
- -------------------------------
collateral security for obligations in default voting securities of a person who, to the knowledge of the Trustee (1) owns 10 percent or more of the voting securities of the obligor, or (2) is an affiliate other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person.

(Since the obligor is not in default, no response is required pursuant to General Instruction B of Form T-1)

Item 11.  Ownership or holdings by the Trustee of any securities of a person
          ------------------------------------------------------------------
owning 50 percent or more of the voting securities of the obligor.  If the
- -----------------------------------------------------------------
Trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the Trustee.

(Since the obligor is not in default, no response is required pursuant to General Instruction B of Form T-1)

Item 12.  Indebtedness of the Obligor to the Trustee.  Except as noted in the
          ------------------------------------------
instructions, if the Obligor is indebted to the Trustee, furnish the following information:

     Nature of indebtedness        Amount outstanding            Date due
     ----------------------        ------------------            --------

(Since the obligor is not in default, no response is required pursuant to General Instruction B of Form T-1)

Item 13.  Defaults by the Obligor.
          -----------------------

     (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

(Since the obligor is not in default, no response is required pursuant to General Instruction B of Form T-1)

     (b) If the Trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

(Since the obligor is not in default, no response is required pursuant to General Instruction B of Form T-1)

Item 14.  Affiliations with the Underwriters.  If any underwriter is an
          ----------------------------------
affiliate of the Trustee, describe each such affiliation.

(Since the obligor is not in default, no response is required pursuant to General Instruction B of Form T-1)

Item 15.  Foreign Trustee.  Identify the order or rule pursuant to which the
          ---------------
foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

(Since the obligor is not in default, no response is required pursuant to General Instruction B of Form T-1)

Item 16.  List of Exhibits.  List below all exhibits filed as part of this
          ----------------
statement of eligibility.

     1. A copy of the Articles of Association of the Trustee as now in effect (Incorporated by reference to Exhibits to Form T-1 filed as an exhibit to registration statement No. 33-89756).

     2. A copy of the certificate of authority of the Trustee to commence business (Incorporated by reference to Exhibits to Form T-1 filed as an exhibit to registration statement No. 33-89756).

     3. A copy of the authorization of the trustee to exercise corporate trust powers (such authorization is contained in the documents previously filed as Exhibits 1 and 2, which are incorporated herein by reference to such Exhibits)

     4. A copy of the existing Bylaws of the Trustee (Incorporated by reference to Exhibits to Form T-1 filed as an exhibit to registration statement No. 33-89756).

     5. A copy of each indenture referred to in Item 4 hereof, if the obligor is in default (Not applicable).

     6.   Consent of the Trustee required by Section 321(b) of the Act.

     7. A copy of the latest report of condition of the Trustee as of the close of business on June 30, 1996, published pursuant to law or the requirements of the Superintendent of Banks, State of Alabama.

     8. A copy of the order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act. (Not applicable)

     9.   Consent to service of process by foreign trustee.  (Not applicable)

                                    SIGNATURE

     Pursuant to the requirements of the Trustee Indenture Act of 1939, the Trustee, AmSouth Bank of Alabama, a corporation organized and existing under the laws of the State of Alabama, had duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Birmingham, and State of Alabama, on the 8th day of August, 1996.


                                           AMSOUTH BANK OF ALABAMA


                                           By:       /s/  T. Franklin Caley
                                                ---------------------------

                                                VICE PRESIDENT AND
                                                CORPORATE TRUST OFFICER

                                  EXHIBIT INDEX

 Exhibit No.                  Description                    Page
 -----------                  -----------                    ----

      1       Articles of Association of the Trustee as
              now in effect (Incorporated by reference
              to Exhibits to Form T-1 filed as an
              exhibit to registration statement No. 33-
              89756)

      2       Certificate of authority of the Trustee
              from the Superintendent of Banks, State
              of Alabama (Incorporated by reference to Exhibits to Form T-1 filed as an exhibit to registration statement No. 33-89756)
      4       Bylaws of the Trustee as now in effect
              (Incorporated by reference to Exhibits to Form T-1 filed as an exhibit to registration statement No. 33-89756)

      6       Consent of the Trustee required by
              Section 321(b) of the Act

      7 Report of condition of the Trustee as of the close of business on June 30, 1996, published pursuant to the law or the requirements of the Superintendent of
              Banks, State of Alabama

                                                                      EXHIBIT 4

                             CONSENT OF THE TRUSTEE
                             ----------------------
                           REQUIRED BY SECTION 321(b)
                           --------------------------
                       OF THE TRUST INDENTURE ACT OF 1939
                       ----------------------------------


     The undersigned, as Trustee under an Amended and Restated Indenture by and among Parisian, Inc, as obligor, Proffitt's, Inc., as guarantor, and AmSouth Bank of Alabama, as trustee, relating to $125,000,000 principal amount of Senior Subordinated Notes of the obligor and the Guaranty thereof by the guarantor, does hereby consent that, pursuant to Section 321(b) of the Trust Indenture Act of 1939, reports or examinations with respect to the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                           AMSOUTH BANK OF ALABAMA



                                           By:             /s/ T. FranklinCaley
                                                        ------------------------


                                              VICE   PRESIDENT  AND   CORPORATE
                                                TRUST OFFICER

Dated:  August 8, 1996

                                                                  EXHIBIT 6

"RC-01.A   ","RCFD0081","  Cash and Noninterest-bearing Balances ",413864
"RC-01.B   ","RCFD0071","  Interest-bearing Balances             ",0
"RC-02.A   ","RCFD1754","  Securities Held-to-Maturity           ",1166705
"RC-02.B   ","RCFD1773","  Securities Available-for-sale         ",1101083
"RC-03.A   ","RCFD0276","  Fed Funds Sold                        ",187675
"RC-03.B   ","RCFD0277","  Secs purchased under agreement to res ",17800
"RC-04.A   ","RCFD2122","  Loans and Leases                      ",6566142
"RC-04.B   ","RCFD3123","  LESS: Allowance for Loan and Lease Lo ",90201
"RC-04.C   ","RCFD3128","  LESS: Allocated Transfer Risk Reserve ",0
"RC-04.D   ","RCFD2125","  Net Loans & Leases (Total)            ",6475941
"RC-05     ","RCFD3545","  Trading Assets                        ",3603
"RC-06     ","RCFD2145","  Premises and Fixed Assets             ",170658
"RC-07     ","RCFD2150","  Other REO                             ",11435
"RC-08     ","RCFD2130","  Investments in Unconsolidated Subsidi ",13184
"RC-09     ","RCFD2155","  Customers' Liability on Acceptances   ",3346
"RC-10     ","RCFD2143","  Intangible Assets                     ",18708
"RC-11     ","RCFD2160","  Other Assets                          ",123024
"RC-12     ","RCFD2170","  Total Assets                          ",9707026
"RC-13.A   ","RCON2200","  Deposits: Domestic Offices            ",6752864
"RC-13.A.1 ","RCON6631","  Domestic Deposits: Noninterest-bearin ",1283163
"RC-13.A.2 ","RCON6636","  Domestic Deposits: Interest-bearing   ",5469701
"RC-13.B   ","RCFN2200","  Deposits: Foreign Offices             ",10813
"RC-13.B.1 ","RCFN6631","  Foreign Deposits: Noninterest-bearing ",0
"RC-13.B.2 ","RCFN6636","  Foreign Deposits: Interest-bearing    ",10813
"RC-14.A   ","RCFD0278","  Federal Funds Purchased               ",1050111
"RC-14.B   ","RCFD0279","  Secs sold under agreement to repurcha ",524645
"RC-15.A   ","RCON2840","  Demand Notes to US Treasury           ",310196
"RC-15.B   ","RCFD3548","  Trading Liabilities                   ",13
"RC-16.A   ","RCFD2332","  Other Borrowed Money: Maturity < 1yr  ",6576
"RC-16.B   ","RCFD2333","  Other Borrowed Money: Maturity > 1yr  ",104102
"RC-17     ","RCFD2910","  Mortgage Indebtedness                 ",0
"RC-18     ","RCFD2920","  Bank's Liability on Acceptances       ",3305
"RC-19     ","RCFD3200","  Subordinated Notes and Debentures     ",0
"RC-20     ","RCFD2930","  Other Liabilities                     ",112864
"RC-21     ","RCFD2948","  Total Liabilities                     ",8875489
"RC-22     ","RCFD3282","  Limited-life Pref. Stock & Surplus    ",0
"RC-23     ","RCFD3838","  Perpetual Preferred Stock & Surplus   ",0
"RC-24     ","RCFD3230","  Common Stock                          ",16050
"RC-25     ","RCFD3839","  Surplus                               ",272044
"RC-26.A   ","RCFD3632","  Undivided Profits/Capital Reserves    ",539879
"RC-26.B   ","RCFD8434","  Unrealized holding gain(loss) secur.  ",3564
"RC-27     ","RCFD3284","  Foreign Currency Translation Adjustme ",0
"RC-28     ","RCFD3210","  Total Equity Capital                  ",831537
"RC-29     ","RCFD3300","  Total Liabs, Pref. Stck, & Equity Cap ",9707026
"RC-M.1    ","RCFD6724",#NULL#,"N/A"

"RCA1.A    ","RCFD0022","  Consolidated Bank: Cash               ",351421
"RCA1.A.B  ","RCON0020","  Domestic Offices: Cash Items In Colle ",269863
"RCA1.B.B  ","RCON0080","  Domestic Offices: Cash                ",81558
"RCA2.A.A  ","RCFD0083","  Consolidated Bank: Due from US Branch ",0
"RCA2.B    ","RCON0082","  Domestic Offices: Due from US Deposit ",13895
"RCA2.B.A  ","RCFD0085","  Consolidated Bank: Due from Other Dep ",13895
"RCA3.A.A  ","RCFD0073","  Consolidated Bank: Due from Foreign U ",0
"RCA3.B    ","RCON0070","  Domestic Offices: Due from Foreign Ba ",1194
"RCA3.B.A  ","RCFD0074","  Consolidated Bank: Due from Other For ",1194
"RCA4.A    ","RCFD0090","  Due from Fed Reserve Banks            ",47354
"RCA4.B    ","RCON0090","  Domestic Offices: Due from Fed Reserv ",47354
"RCA5.A    ","RCFD0010","  Domestic Offices - Total              ",413864
"RCA5.B    ","RCON0010","  Consolidated Bank - Total             ",413864
"RCAM.1    ","RCON0050","  Non-Int bearing bals due from US Bnks ",13895
"RCB1.A    ","RCFD0211","  Held: Cost: US Treasury Securities    ",0
"RCB1.B    ","RCFD0213","  Held: Value: US Treasury Securities   ",0
"RCB1.C    ","RCFD1286","  Sale: Cost: US Treasury Securities    ",135832
"RCB1.D    ","RCFD1287","  Sale: Value: US Treasury Securities   ",133633
"RCB2.A.A  ","RCFD1289","  Held: Cost: Obligations US agencies   ",23881
"RCB2.A.B  ","RCFD1290","  Held: Value: Obligations US agencies  ",22733
"RCB2.A.C  ","RCFD1291","  Sale: Cost: Obligations US agencies   ",0
"RCB2.A.D  ","RCFD1293","  Sale: Value: Obligations US agencies  ",0
"RCB2.B.A  ","RCFD1294","  Held: Cost: Obligations US sponsored  ",182048
"RCB2.B.B  ","RCFD1295","  Held: Value: Obligations US sponsored ",180294
"RCB2.B.C  ","RCFD1297","  Sale: Cost: Obligations US sponsored  ",45379
"RCB2.B.D  ","RCFD1298","  Sale: Value: Obligations US sponsored ",46229
"RCB3.A.A  ","RCFD1676","  Held: Cost: General Obligations       ",69849
"RCB3.A.B  ","RCFD1677","  Held: Value: General Obligations      ",73071
"RCB3.A.C  ","RCFD1678","  Sale: Cost: General Obligations       ",0
"RCB3.A.D  ","RCFD1679","  Sale: Value: General Obligations      ",0
"RCB3.B.A  ","RCFD1681","  Held: Cost: Revenue Obligations       ",123940
"RCB3.B.B  ","RCFD1686","  Held: Value: Revenue Obligations      ",129219
"RCB3.B.C  ","RCFD1690","  Sale: Cost: Revenue Obligations       ",0
"RCB3.B.D  ","RCFD1691","  Sale: Value: Revenue Obligations      ",0
"RCB3.C.A  ","RCFD1694","  Held: Cost: Industrial Obligations    ",165
"RCB3.C.B  ","RCFD1695","  Held: Value: Industrial Obligations   ",163
"RCB3.C.C  ","RCFD1696","  Sale: Cost: Industrial Obligations    ",0
"RCB3.C.D  ","RCFD1697","  Sale: Value: Industrial Obligations   ",0
"RCB4.A.1.A","RCFD1698"," Held: Cost: Security Guaranteed GNMA ",39664 "RCB4.A.1.B","RCFD1699"," Held: Value: Security Guaranteed GNMA ",40162 "RCB4.A.1.C","RCFD1701"," Sale: Cost: Security Guaranteed GNMA ",176877 "RCB4.A.1.D","RCFD1702"," Sale: Value: Security Guaranteed GNMA ",178970
"RCB4.A.2.A","RCFD1703","  Held: Cost: Security Issued FNMA      ",329739
"RCB4.A.2.B","RCFD1705","  Held: Value: Security Issued FNMA     ",324810
"RCB4.A.2.C","RCFD1706","  Sale: Cost: Security Issued FNMA      ",618279
"RCB4.A.2.D","RCFD1707","  Sale: Value: Security Issued FNMA     ",623061
"RCB4.A.3.A","RCFD1709","  Held: Cost: Other Pass-Through Secs   ",0
"RCB4.A.3.B","RCFD1710","  Held: Value: Other Pass-Through Secs  ",0
"RCB4.A.3.C","RCFD1711","  Sale: Cost: Other Pass-Through Secs   ",0
"RCB4.A.3.D","RCFD1713","  Sale: Value: Other Pass-Through Secs  ",0
"RCB4.B.1.A","RCFD1714","  Held: Cost: Issued/Guar. FNMA, Etc.   ",300994
"RCB4.B.1.B","RCFD1715","  Held: Value: Issued/Guar. FNMA, Etc.  ",288010
"RCB4.B.1.C","RCFD1716","  Sale: Cost: Issued/Guar. FNMA, Etc.   ",17946
"RCB4.B.1.D","RCFD1717","  Sale: Value: Issued/Guar. FNMA, Etc.  ",18196
"RCB4.B.2.A","RCFD1718"," Held: Cost: Collateralized MBS -FNMA ",95300 "RCB4.B.2.B","RCFD1719"," Held: Value: Collateralized MBS -FNMA ",94100 "RCB4.B.2.C","RCFD1731"," Sale: Cost: Collateralized MBS -FNMA ",0 "RCB4.B.2.D","RCFD1732"," Sale: Value: Collateralized MBS -FNMA ",0
"RCB4.B.3.A","RCFD1733","  Held: Cost: All Other MBS             ",0
"RCB4.B.3.B","RCFD1734","  Held: Value: All Other MBS            ",0
"RCB4.B.3.C","RCFD1735","  Sale: Cost: All Other MBS             ",0
"RCB4.B.3.D","RCFD1736","  Sale: Value: All Other MBS            ",0
"RCB5.A.A  ","RCFD1737","  Held: Cost: Other Domestic Debt Sec.  ",0
"RCB5.A.B  ","RCFD1738","  Held: Value: Other Domestic Debt Sec. ",0
"RCB5.A.C  ","RCFD1739","  Sale: Cost: Other Domestic Debt Sec.  ",76884
"RCB5.A.D  ","RCFD1741","  Sale: Value: Other Domestic Debt Sec. ",76580
"RCB5.B.A  ","RCFD1742","  Held: Cost: Foreign Debt Securities   ",1125
"RCB5.B.B  ","RCFD1743","  Held: Value: Foreign Debt Securities  ",1036
"RCB5.B.C  ","RCFD1744","  Sale: Cost: Foreign Debt Securities   ",0
"RCB5.B.D  ","RCFD1746","  Sale: Value: Foreign Debt Securities  ",0
"RCB6.A.C  ","RCFD1747","  Sale: Cost: Securities Mutual Funds   ",0
"RCB6.A.D  ","RCFD1748","  Sale: Value: Securities Mutual Funds  ",0
"RCB6.B.C  ","RCFD1749","  Sale: Cost: Securities Fair Values    ",0
"RCB6.B.D  ","RCFD1751","  Sale: Value: Securities Fair Values   ",0
"RCB6.C.C  ","RCFD1752","  Sale: Cost: Other Equity Securities   ",24414
"RCB6.C.D  ","RCFD1753","  Sale: Value: Other Equity Securities  ",24414
"RCB7.A    ","RCFD1754","   Total Held-to-maturity - Amort Cost  ",1166705
"RCB7.B    ","RCFD1771","   Total Held-to-maturity - Fair Value  ",1153598
"RCB7.C    ","RCFD1772","   Total Avail-for-sale - Amort Cost    ",1095611
"RCB7.D    ","RCFD1773","   Total Avail-for-sale - Fair Value    ",1101083
"RCBM.1    ","RCFD0416","  Pledged                               ",1923629
"RCBM.2.A.1","RCFD0343","  Fixed rate debt 3 months and less     ",11179
"RCBM.2.A.2","RCFD0344","  Fixed rate 3-12 months                ",73643
"RCBM.2.A.3","RCFD0345","  Fixed rate 1-5 years                  ",404382
"RCBM.2.A.4","RCFD0346","  Fixed rate over 5 years               ",1134368
"RCBM.2.A.5","RCFD0347","   Total fixed rate debt                ",1623572
"RCBM.2.B.1","RCFD4544","  Floating quarterly or more often      ",140400
"RCBM.2.B.2","RCFD4545","  Floating annually or more often       ",364502
"RCBM.2.B.3","RCFD4551","  Floating five years or more often     ",114900
"RCBM.2.B.4","RCFD4552","  Floating less frequently than five ye ",0

"RCBM.2.B.5","RCFD4553","   Total floating rate debt             ",619802
"RCBM.2.C  ","RCFD0393","   Total debt securities                ",2243374
"RCBM.4    ","RCFD5365","  Debt securities restructured & in com ",0
"RCBM.6    ","RCFD5519","  Float rate debt secs maturity <= 1 yr ",0
"RCBM.7    ","RCFD1778","  Amortized Cost Held Securities Sold   ",0
"RCBM.8.A  ","RCFD8780","  High Risk Mortgage Secs - Amort Cost  ",0
"RCBM.8.B  ","RCFD8781","  High Risk Mortgage Secs - Fair Value  ",0
"RCBM.9.A  ","RCFD8782","  Structured Notes - Amortized Cost     ",107048
"RCBM.9.B  ","RCFD8783","  Structured Notes - Fair Value         ",106064
"RCC01.A   ","RCFD1410","  Consolidated RE Loans                 ",2472027
"RCC01.A.B ","RCON1415","  Domestic Const/Development Loans      ",172647
"RCC01.B.B ","RCON1420","  Domestic Secured by Farmland          ",25924
"RCC01.C.1B","RCON1797","  Domestic Secured by 1-4  Revolving    ",369220
"RCC01.C.2A","RCON5367","  Domestic Secured by 1-4  Other        ",1109201
"RCC01.C.2B","RCON5368","  Domestic Secured by 1-4  Other        ",30891
"RCC01.D.B ","RCON1460","  Domestic Secured by 5+                ",129040
"RCC01.E.B ","RCON1480","  Domestic Secured by Nonfarm Nonreside ",635104
"RCC02.A.B ","RCON1505","  Domestic to US Coml Banks             ",20029
"RCC02.A1.A","RCFD1506","  Consolidated to US Branches of Forei  ",126
"RCC02.A2.A","RCFD1507","  Consolidated to Other US Coml Banks   ",19903
"RCC02.B.A ","RCFD1517","  Consolidated  to Other Dep'y in US    ",610
"RCC02.B.B ","RCON1517","  Domestic  to Other Dep'y in US        ",610
"RCC02.C.B ","RCON1510","  Domestic  to Foreign Banks            ",0
"RCC02.C1.A","RCFD1513","  Consolidated to For Branches US Bank  ",0
"RCC02.C2.A","RCFD1516","  Consolidated to Foreign Banks         ",0
"RCC03.A   ","RCFD1590","  Consolidated  to Farmers              ",11430
"RCC03.B   ","RCON1590","  Domestic to Farmers                   ",11430
"RCC04.A.A ","RCFD1763","  Consolidated US Coml                  ",2140814
"RCC04.A.B ","RCON1763","  Domestic US Coml                      ",2140670
"RCC04.B.A ","RCFD1764","  Consolidated non-US Coml              ",0
"RCC04.B.B ","RCON1764","  Domestic non-US Coml                  ",0
"RCC05.A.A ","RCFD1756","  Consolidated Accep's of US Banks      ",0
"RCC05.A.B ","RCON1756","  Domestic Accep's of US Bank           ",0
"RCC05.B.A ","RCFD1757","  Consolidated Accep's of Foreign Banks ",899
"RCC05.B.B ","RCON1757","  Domestic Accep's of Foreign Banks     ",899
"RCC06.A.A ","RCFD2008","  Consolidated Credit Cards             ",401650
"RCC06.B   ","RCON1975","  Domestic Consumer                     ",1508914
"RCC06.B.A ","RCFD2011","  Consolidated Other Consumer           ",1107264
"RCC07.A   ","RCFD2081","  Consolidated Loans to For Govts       ",852
"RCC07.B   ","RCON2081","  Domestic Loans to For Govts           ",852
"RCC08.A   ","RCFD2107","  Consolidated Obligations US           ",70618
"RCC08.B   ","RCON2107","  Domestic Obligations US               ",70618
"RCC09.A   ","RCFD1563","  Consolidated Other                    ",199565
"RCC09.A.B ","RCON1545","  Domestic Loans for Securities         ",30214
"RCC09.B.B ","RCON1564","  Domestic Other                        ",169351

"RCC10.A.A ","RCFD2182","  Consolidated US Leases                ",158329
"RCC10.B   ","RCON2165","  Domestic Leases                       ",158329
"RCC10.B.A ","RCFD2183","  Consolidated For Leases               ",0
"RCC11.A   ","RCFD2123","  LESS: Consolidated Unearned Income    ",17945
"RCC11.B   ","RCON2123","  LESS: Domestic Unearned Income        ",17945
"RCC12.A   ","RCFD2122","  Total Loans & Leases (Consolidated)   ",6566142
"RCC12.B   ","RCON2122","  Total Loans & Leases (Domestic)       ",6565998
"RCCM.1.A  ","RCFD1496","  Consolidated Coml Paper               ",0
"RCCM.1.B  ","RCON1496","  Domestic Coml Paper                   ",0
"RCCM.2.A1A","RCFD1687","  Cons Restruc'd US RE                  ",0
"RCCM.2.A2A","RCFD1689","  Cons Restruc'd non-US RE              ",0
"RCCM.2.B.A","RCFD8691"," Cons Restruc'd - All Other Loan/Lease ",0 "RCCM.2.C.A","RCFD8692"," Cons Restruc'd - Non-U.S. Addressees ",0
"RCCM.3.A.1","RCFD0348","  Fixed rate loans 3 months and less    ",227513
"RCCM.3.A.2","RCFD0349","  Fixed rate 3-12 months                ",177756
"RCCM.3.A.3","RCFD0356","  Fixed rate 1-5 years                  ",1905878
"RCCM.3.A.4","RCFD0357","  Fixed rate over 5 years               ",864063
"RCCM.3.A.5","RCFD0358","   Total fixed rate loans/leases        ",3175210
"RCCM.3.B.1","RCFD4554","  Floating quarterly or more often      ",2255049
"RCCM.3.B.2","RCFD4555","  Floating annually or more often       ",834398
"RCCM.3.B.3","RCFD4561","  Floating five years or more often     ",285879
"RCCM.3.B.4","RCFD4564","  Floating less frequently than five ye ",0
"RCCM.3.B.5","RCFD4567","   Total floating rate loans            ",3375326
"RCCM.3.C  ","RCFD1479","   Total loans/leases                   ",6550536
"RCCM.3.D  ","RCFDA246","Floating rate loans, remain matur<=1y   ",2441497
"RCCM.4    ","RCFD2746","  Loans to fin. comm. real est., constr ",84401
"RCCM.5    ","RCFD5369","  Loans & leases held for sale          ",115742
"RCCM.6    ","RCON5370","  Adj. rate closed-end loans secured    ",450370
"RCCP2.01  ","RCON6999","  YES/NO - RCC01.E & RCC04 >= $ 100,000 ",0
"RCCP2.02AA","RCON5562","  Number of Loans RCC01.E               ","N/A"
"RCCP2.02BA","RCON5563","  Number of Loans RCC04                 ","N/A"
"RCCP2.03AA","RCON5564"," Number of Loans RCC01.E Orig <= $100K ",1006 "RCCP2.03AB","RCON5565"," Amount of Loans RCC01.E Orig <= $100K ",71961 "RCCP2.03BA","RCON5566"," # of Loans RCC01.E $100K<Orig<=$250K ",593
"RCCP2.03BB","RCON5567","  $ of Loans RCC01.E $100K<Orig<=$250K  ",85948
"RCCP2.03CA","RCON5568","  # of Loans RCC01.E $250K < Orig <=$1M ",454
"RCCP2.03CB","RCON5569","  $ of Loans RCC01.E $250K < Orig <=$1M ",170177
"RCCP2.04AA","RCON5570","  Number of Loans RCC04 Orig <= $100K   ",11533
"RCCP2.04AB","RCON5571","  Amount of Loans RCC04 Orig <= $100K   ",257954
"RCCP2.04BA","RCON5572","  # of Loans RCC04 $100K< Orig <= $250K ",1495
"RCCP2.04BB","RCON5573","  $ of Loans RCC04 $100K< Orig <= $250K ",177366
"RCCP2.04CA","RCON5574","  # of Loans RCC04 $250K < Orig <= $1M  ",978
"RCCP2.04CB","RCON5575","  $ of Loans RCC04 $250K < Orig <= $1M  ",319502
"RCCP2.05  ","RCON6860","  YES/NO - RCC01.B & RCC03 >= $ 100,000 ",0
"RCCP2.06AA","RCON5576","  Number of Loans RCC01.B               ","N/A"

"RCCP2.06BA","RCON5577","  Number of Loans RCC03                 ","N/A"
"RCCP2.07AA","RCON5578"," Number of Loans RCC01.B Orig <= $100K ",54 "RCCP2.07AB","RCON5579"," Amount of Loans RCC01.B Orig <= $100K ",1715 "RCCP2.07BA","RCON5580"," # of Loans RCC01.B $100K<Orig<=$250K ",31
"RCCP2.07BB","RCON5581","  $ of Loans RCC01.B $100K<Orig<=$250K  ",5887
"RCCP2.07CA","RCON5582","  # of Loans RCC01.B $250K <Orig<=$500K ",8
"RCCP2.07CB","RCON5583","  $ of Loans RCC01.B $250K <Orig<=$500K ",2281
"RCCP2.08AA","RCON5584"," Number of Loans RCC03 - Orig <= $100K ",280 "RCCP2.08AB","RCON5585"," Amount of Loans RCC03 - Orig <= $100K ",4605 "RCCP2.08BA","RCON5586"," # of Loans RCC03 - $100K<Orig<=$250K ",11
"RCCP2.08BB","RCON5587","  $ of Loans RCC03 - $100K<Orig<=$250K  ",1253
"RCCP2.08CA","RCON5588","  # of Loans RCC03 - $250K <Orig<=$500K ",9
"RCCP2.08CB","RCON5589","  $ of Loans RCC03 - $250K <Orig<=$500K ",2887
"RCD01     ","RCON3531","  US Treasury securities                ",264
"RCD02     ","RCON3532","  US Govt agency obligations            ",0
"RCD03     ","RCON3533","  Securities issued by State and Subdiv ",80
"RCD04.A   ","RCON3534","  Pass-through secs by FNMA/FHLMC/GNMA  ",0
"RCD04.B   ","RCON3535","  CMOs and REMICs issued by FNMA/FHLMC  ",55
"RCD04.C   ","RCON3536","  All other mortgage-backed securities  ",0
"RCD05     ","RCON3537","  Other debt securities                 ",0
"RCD06     ","RCON3538","  Certificates of deposit               ",20
"RCD07     ","RCON3539","  Commercial paper                      ",0
"RCD08     ","RCON3540","  Bankers acceptances                   ",0
"RCD09     ","RCON3541","  Other trading assets domestic         ",3184
"RCD10     ","RCFN3542","  Trading assets foreign                ",0
"RCD11.A   ","RCON3543","  Gains on rate & contracts domestic    ",0
"RCD11.B   ","RCFN3544","  Gains on rate & contracts foreign     ",0
"RCD12     ","RCFD3545","  Total Trading Assets                  ",3603
"RCD13     ","RCFD3546","  Liability for short positions         ",13
"RCD14     ","RCFD3547","  Losses on rate & contracts            ",0
"RCD15     ","RCFD3548","  Total trading liabilities             ",13
"RCE1.1.A  ","RCON2201","  Private Transaction                   ",1377404
"RCE1.1.B  ","RCON2240","  Private Demand Deposits               ",1172347
"RCE1.1.C  ","RCON2346","  Private Nontransaction                ",4553999
"RCE1.2.A  ","RCON2202","  USG Transaction                       ",22217
"RCE1.2.B  ","RCON2280","  USG Demand Deposits                   ",22217
"RCE1.2.C  ","RCON2520","  USG Nontransaction                    ",51
"RCE1.3.A  ","RCON2203","  State/Local Transaction               ",215860
"RCE1.3.B  ","RCON2290","  State/Local Demand Deposits           ",49078
"RCE1.3.C  ","RCON2530","  State/Local Nontransaction            ",520749
"RCE1.4.A  ","RCON2206","  US Coml Banks Transaction             ",28810
"RCE1.4.B  ","RCON2310","  US Coml Banks Demand Deposits         ",28810
"RCE1.4.C  ","RCON2550","US Coml Banks Nontransaction            ",23063
"RCE1.5.A  ","RCON2207","  Other US Dep'y Transaction            ",2974
"RCE1.5.B  ","RCON2312","  Other US Dep'y Demand Deposits        ",2974
"RCE1.5.C  ","RCON2349","  Other US Dep'y Nontransaction         ",0
"RCE1.6.A  ","RCON2213","  For Banks Transaction                 ",377
"RCE1.6.B  ","RCON2320","  For Banks Demand Deposits             ",377
"RCE1.6.C  ","RCON2236","For Branches US Banks Nontransaction    ",0
"RCE1.7.A  ","RCON2216","  For Govt Transaction                  ",5
"RCE1.7.B  ","RCON2300","  For Govt Demand Deposits              ",5
"RCE1.7.C  ","RCON2377","  For Govt Nontransaction               ",0
"RCE1.8.A  ","RCON2330","  Certified Checks: Transaction         ",7355
"RCE1.8.B  ","RCON2330","  Certified Checks: Demand              ",7355
"RCE1.9.A  ","RCON2215","  Total Transaction Accounts            ",1655002
"RCE1.9.B  ","RCON2210","  Total Demand Deposits                 ",1283163
"RCE1.9.C  ","RCON2385","  Total Nontransaction Accounts         ",5097862
"RCE1.M.1.A","RCON6835","  IRA/Keogh                             ",482461
"RCE1.M.1.B","RCON2365","  Brokered                              ",23000
"RCE1.M.1.E","RCON5590","  Memoranda: Preferred Deposits         ",598658
"RCE1.M.1C1","RCON2343","  Brokered < $100K                      ",0
"RCE1.M.1C2","RCON2344","  Brokered Participated to < $100K      ",0
"RCE1.M.1D1","RCONA243","Matur data:denom < 100k,matur<= 1 yr    ",0
"RCE1.M.1D2","RCONA244","Matur data:denom =>100k,matur<= 1 yr    ",0
"RCE1.M.2.B","RCON6648","   Time Deposits < $100K                ",2109878
"RCE1.M.2.C","RCON6645","  CDs >= $100K                          ",486444
"RCE1.M.2.D","RCON6646","  Open Acct Time Deposits >= $100K      ",0
"RCE1.M.2A1","RCON6810","  MMDAs                                 ",1996342
"RCE1.M.2A2","RCON0352","  Other Savings                         ",505198
"RCE1.M.3  ","RCON2398","  NOW                                   ",371839
"RCE1.M.5A1","RCONA225","Memo:TD<100k,Fixed rate<100k,matur<3m   ",738015
"RCE1.M.5A2","RCONA226","Memo:TD<100k,Fixed rt<100k,matur<=12m   ",690513
"RCE1.M.5A3","RCONA227","Memo:TD<100k,Fixed rt<100k,matur>1 yr   ",667041
"RCE1.M.5B1","RCONA228","Memo:TD<100k,Float rt<100k,reprc=>qtr   ",14309
"RCE1.M.5B2","RCONA229","Memo:TD<100k,Flt rt<100k,reprc=>annul   ",0
"RCE1.M.5B3","RCONA230","Memo:TD<100k,Flt rt<100k,reprc<annual   ",0
"RCE1.M.5C ","RCONA231","Memo:TD<100k,Flt rt<100k,matur<=1 yr    ",14309
"RCE1.M.6A1","RCONA232","Memo:TD=>100k,Fxd rt=>100k,matur<=3m    ",283883
"RCE1.M.6A2","RCONA233","Memo:TD=>100k,Fxd rt=>100k,matr 3-12m   ",140662
"RCE1.M.6A3","RCONA234","Memo:TD=>100k,Fxd rt=>100k,matur 1-5y   ",60835
"RCE1.M.6A4","RCONA235","Memo:TD=>100k,Fxd rt=>100k,matur >5 y   ",0
"RCE1.M.6B1","RCONA236","Memo:TD=>100k,Flt rt=>100k,reprc=>qtr   ",1064
"RCE1.M.6B2","RCONA237","Memo:TD=>100k,flt rt=>100k,reprc=>1yr   ",0
"RCE1.M.6B3","RCONA238","Memo:TD=>100k,flt rt=>100k,reprc=>5yr   ",0
"RCE1.M.6B4","RCONA239","Memo:TD=>100k,flt rt=>100k,reprc<5 yr   ",0
"RCE1.M.6C ","RCONA240","Memo:TD=>100k,flt rt=>100k,matur<=1yr   ",1064
"RCE2.1    ","RCFN2621","  Private                               ",10813
"RCE2.2    ","RCFN2623","  US Banks                              ",0
"RCE2.3    ","RCFN2625","  For Banks                             ",0
"RCE2.4    ","RCFN2650","  For Govts                             ",0

"RCE2.5    ","RCFN2330","  Certified Checks                      ",0
"RCE2.6    ","RCFN2668","  Other                                 ",0
"RCE2.7    ","RCFN2200","  Total Deps in Foreign Offices         ",10813
"RCE2.M.1  ","RCFNA245","Memo:TD with remaining maturity<=1 yr"  ",0
"RCF1      ","RCFD2164","  Income Earned Not Collected Loans     ",47828
"RCF2      ","RCFD2148","  Net Deferred Tax Assets               ",0
"RCF3      ","RCFD5371","  Excess residential mortgage servc fee ",0
"RCF4      ","RCFD2168","  Other Assets                          ",75196
"RCF4.A    ","RCFD3549","  Other Assets - Line A                 ",0
"RCF4.B    ","RCFD3550","  Other Assets - Line B                 ",0
"RCF4.C    ","RCFD3551","  Other Assets - Line C                 ",0
"RCF5      ","RCFD2160","   Total Other Assets                   ",123024
"RCFM.1    ","RCFD5610","  Memo: Deferred Tax Assets Disallowed  ",0
"RCG1.A    ","RCON3645","  Expenses Accrued and Unpaid on deposi ",15571
"RCG1.B    ","RCFD3646","  Other Expenses Accrued and Unpaid     ",58370
"RCG2      ","RCFD3049","  Net Deferred Tax Liabilities          ",0
"RCG3      ","RCFD3000","  Minority Interest in Subsidiaries     ",0
"RCG4      ","RCFD2938","  Other Liabilities                     ",38923
"RCG4.A    ","RCFD3552","  Other Liabilities - Line A            ",19048
"RCG4.B    ","RCFD3553","  Other Liabilities - Line B            ",12360
"RCG4.C    ","RCFD3554","  Other Liabilities - Line C            ",0
"RCG5      ","RCFD2930","   Total Other Liabilities              ",112864
"RCH01     ","RCON2155","  Customers' Liability on Acceptances   ",3346
"RCH02     ","RCON2920","  Bank's Liability on Acceptances       ",3305
"RCH03     ","RCON1350","  Fed Funds Sold                        ",205475
"RCH04     ","RCON2800","  Fed Funds Purchased                   ",1574756
"RCH05     ","RCON3190","  Other Borrowed Money                  ",110678
"RCH06     ","RCON2163","  Net Due from Own For Offices          ","N/A"
"RCH07     ","RCON2941","  Net Due to Own For Offices            ",10672
"RCH08     ","RCON2192","   Total Assets                         ",9696354
"RCH09     ","RCON3129","   Total Liabilities                    ",8864817
"RCH10     ","RCON1779","  US Treasury Securities                ",133633
"RCH11     ","RCON1785","  US Government agency obligations      ",252158
"RCH12     ","RCON1786","  Securities issued by US states/subdiv ",193954
"RCH13.A.1 ","RCON1787","  MBS: Pass-Through: FNMA/FHLMC/GNMA    ",1171434
"RCH13.A.2 ","RCON1869","  MBS: Pass-Through: Other Pass-Through ",0
"RCH13.B.1 ","RCON1877","  MBS: Other MBS: FNMA/FHLMC/GNMA       ",319190
"RCH13.B.2 ","RCON2253","  MBS: Other MBS: All Other MBS         ",95300
"RCH14     ","RCON3159","  Other Domestic Debt Securities        ",76580
"RCH15     ","RCON3160","  Foreign Debt Securities               ",1125
"RCH16.A   ","RCON3161","  Equity Securities: Invest Mutual Fund ",0
"RCH16.B   ","RCON3162","  Equity Securities: Other Fair Values  ",0
"RCH16.C   ","RCON3169","  Equity Securities: All others         ",24414
"RCH17     ","RCON3170","  Total Securities Held and Sale        ",2267788
"RCHM.1    ","RCON3051","  Net Due from Own IBF                  ","N/A"

"RCHM.2    ","RCON3059","  Net Due to Own IBF                    ",0
"RCI1      ","RCFN2133","   Total IBF Assets                     ","N/A"
"RCI2      ","RCFN2076","   Total IBF Loans/Leases               ","N/A"
"RCI3      ","RCFN2077","  IBF Coml/Indl                         ","N/A"
"RCI4      ","RCFN2898","   Total IBF Liabilities                ","N/A"
"RCI5      ","RCFN2379","  IBF Deposit Liabilities Due to Banks  ","N/A"
"RCI6      ","RCFN2381","  Other IBF Deposit Liabilities         ","N/A"
"RCK01     ","RCFD3381","  Interest-bearing Balances             ",0
"RCK02     ","RCFD3382","  US Govt/Treasury                      ",1851989
"RCK03     ","RCFD3383","  State/Local Securities                ",192635
"RCK04.A   ","RCFD3647","  Other debt Securities                 ",164868
"RCK04.B   ","RCFD3648","  Other equity Securities               ",8667
"RCK05     ","RCFD3365","  Fed Funds Sold                        ",531657
"RCK06.A.1 ","RCON3360","   Total Loans                          ",6395385
"RCK06.A.2 ","RCON3385","  RE Loans                              ",2614122
"RCK06.A.3 ","RCON3386","  Agricultural & Farm Loans             ",45926
"RCK06.A.4 ","RCON3387","  Commercial/Industrial Loans           ",2133289
"RCK06.A.5 ","RCON3388","  Consumer Loans                        ",1492246
"RCK06.B   ","RCFN3360","  Foreign Office Loans                  ",165
"RCK07     ","RCFD3401","  Assets Held in Trading Accounts       ",4366
"RCK08     ","RCFD3484","  Lease Fin'g Receivables               ",138378
"RCK09     ","RCFD3368","   Total Assets                         ",9906377
"RCK10     ","RCON3485","  Domestic Transaction Accounts         ",450997
"RCK11.A   ","RCON3486","  MMDAs                                 ",1952600
"RCK11.B   ","RCON3487","  Other Savings                         ",507827
"RCK11.C   ","RCON3345","  CDs 100K+                             ",464913
"RCK11.D   ","RCON3469","  Other Time Deposits                   ",2115131
"RCK12     ","RCFN3404","  Interest-bearing Deposits in For Offi ",74207
"RCK13     ","RCFD3353","  Fed Funds Purchased                   ",1748024
"RCK14     ","RCFD3355","  Other Borrowed Money                  ",244800
"RCL01.A   ","RCFD3814","  Unused Commits: Revolv Lines Secured  ",318892
"RCL01.B   ","RCFD3815","  Unused Commits: Credit Card Lines     ",923156
"RCL01.C.1 ","RCFD3816","  Unused Commits: Fund loans secured    ",150489
"RCL01.C.2 ","RCFD6550","  Unused Commits: Fund loans not secure ",56398
"RCL01.D   ","RCFD3817","  Unused Commits: Securities Underwrit  ",0
"RCL01.E   ","RCFD3818","  Unused Commits: Other Unused Commits  ",2448826
"RCL02     ","RCFD3819","  Fincl Standby Letters of Credit       ",562736
"RCL02.A   ","RCFD3820","  Amount Fincl Standby Letters Conveyed ",36303
"RCL03     ","RCFD3821","  Perfm Standby Letters of Credit       ",26224
"RCL03.A   ","RCFD3822","  Amount Perfm Standby Letters Conveyed ",12872
"RCL04     ","RCFD3411","  Commercl & Similar Letters of Credit  ",15005
"RCL05     ","RCFD3428","  Participations in Acceptncs Conveyed  ",0
"RCL06     ","RCFD3429","  Participations in Acceptncs Acquired  ",0
"RCL07     ","RCFD3432","  Securities Borrowed                   ",0
"RCL08     ","RCFD3433","  Securities Lent                       ",0

"RCL09.A.1 ","RCFD3650","  Gvt resid mtg pools o/s bal sold/swap ",0
"RCL09.A.2 ","RCFD3651","  Gvt resid mtg pools amt of exposure   ",0
"RCL09.B.1 ","RCFD3652","  Pvt resid mtg pools o/s bal sold      ",0
"RCL09.B.2 ","RCFD3653","  Pvt resid mtg pools amt of exposure   ",0
"RCL09.C.1 ","RCFD3654","  MAC agri. mtg pools o/s bal sold      ",0
"RCL09.C.2 ","RCFD3655","  MAC agri. mtg pools amt of exposure   ",0
"RCL09.D.1 ","RCFDA249","Sml busns obligations:Outstanding bal"  ",0
"RCL09.D.2 ","RCFDA250","Sml busns obligations:retaind recours   ",0
"RCL10.A   ","RCFD3434","  When-issued: Gross Commits to Purchas ",0
"RCL10.B   ","RCFD3435","  When-issued: Gross Commits to Sell    ",0
"RCL11     ","RCFD8765","  Spot Foreign Exchange Contracts       ",18480
"RCL12     ","RCFD3430","  All Other Off-Balance Sheet Liabs     ",0
"RCL12.A   ","RCFD3555","  Other Off-Balance Sheet Liabilities-A ","N/A"
"RCL12.B   ","RCFD3556","  Other Off-Balance Sheet Liabilities-B ","N/A"
"RCL12.C   ","RCFD3557","  Other Off-Balance Sheet Liabilities-C ","N/A"
"RCL12.D   ","RCFD3558","  Other Off-Balance Sheet Liabilities-D ","N/A"
"RCL13     ","RCFD5591","  All Other Off-Balance Sheet Assets    ",0
"RCL13.A   ","RCFD5592","  Other Off-Balance Sheet Assets - A    ","N/A"
"RCL13.B   ","RCFD5593","  Other Off-Balance Sheet Assets - B    ","N/A"
"RCL13.C   ","RCFD5594","  Other Off-Balance Sheet Assets - C    ","N/A"
"RCL13.D   ","RCFD5595","  Other Off-Balance Sheet Assets - D    ","N/A"
"RCL14.A.A ","RCFD8693","  Int Rate Contracts - Gross Futures    ",0
"RCL14.A.B ","RCFD8694","  Forgn Exch Contracts - Gross Futures  ",0
"RCL14.A.C ","RCFD8695","  Equity Contracts - Gross Futures      ",0
"RCL14.A.D ","RCFD8696","  Commodity Contracts - Gross Futures   ",0
"RCL14.B.A ","RCFD8697","  Int Rate Contracts - Gross Forwards   ",44500
"RCL14.B.B ","RCFD8698","  Forgn Exch Contracts - Gross Forwards ",42827
"RCL14.B.C ","RCFD8699","  Equity Contracts - Gross Forwards     ",0
"RCL14.B.D ","RCFD8700"," Commodity Contracts - Gross Forwards ",0 "RCL14.C.1A","RCFD8701"," Int Rate Contracts - Exchg Trad Wrttn ",0 "RCL14.C.1B","RCFD8702"," Forgn Exch Contracts - Exchg Trad Wrt ",0 "RCL14.C.1C","RCFD8703"," Equity Contracts - Exchg Trad Written ",0 "RCL14.C.1D","RCFD8704"," Commodity Contracts - Exchg Trad Wrtn ",0 "RCL14.C.2A","RCFD8705"," Int Rate Contracts - Exchg Trad Purch ",9500 "RCL14.C.2B","RCFD8706"," Forgn Exch Contracts - Exchg Trad Pur ",0 "RCL14.C.2C","RCFD8707"," Equity Contracts - Exchg Trad Purchas ",0 "RCL14.C.2D","RCFD8708"," Commodity Contracts - Exchg Trade Pur ",0 "RCL14.D.1A","RCFD8709"," Int Rate Contracts - OTC Written Optn ",525000

"RCL14.D.1B","RCFD8710"," Forgn Exch Contracts - OTC Wrtn Optns ",0 "RCL14.D.1C","RCFD8711"," Equity Contracts - OTC Written Option ",0 "RCL14.D.1D","RCFD8712"," Commodity Contracts - OTC Written Opt ",0 "RCL14.D.2A","RCFD8713"," Int Rate Contracts - OTC Purchased Op ",592830 "RCL14.D.2B","RCFD8714"," Forgn Exch Contracts - OTC Purchased ",0 "RCL14.D.2C","RCFD8715"," Equity Contracts - OTC Purchased Optn ",0 "RCL14.D.2D","RCFD8716"," Commodity Contracts - OTC Purch Optn ",0
"RCL14.E.A ","RCFD3450","  Int Rate Contracts - Gross Swaps      ",153014
"RCL14.E.B ","RCFD3826","  Forgn Exch Contracts - Gross Swaps    ",0
"RCL14.E.C ","RCFD8719","  Equity Contracts - Gross Swaps        ",0
"RCL14.E.D ","RCFD8720","  Commodity Contracts - Gross Swaps     ",0
"RCL15.A   ","RCFDA126","  Int Rate Contracts - Gross Held Trade ",0
"RCL15.B   ","RCFDA127","  Forgn Exch Contracts - Gross Held Trd ",42827
"RCL15.C   ","RCFD8723","  Equity Contracts - Gross Held Trading ",0
"RCL15.D   ","RCFD8724","  Commodity Contracts - Gross Held Trad ",0
"RCL16.A.A ","RCFD8725"," Int Rate Contracts - Marked to Market ",124000 "RCL16.A.B ","RCFD8726"," Forgn Exch Contracts - Marked to Mrkt ",0
"RCL16.A.C ","RCFD8727","  Equity Contracts - Marked to Market   ",0
"RCL16.A.D ","RCFD8728","  Commodity  Contracts - Marked to Mrkt ",0
"RCL16.B.A ","RCFD8729","  Int Rate Contracts - NOT Marked       ",1200844
"RCL16.B.B ","RCFD8730","  Forgn Exch Contracts - NOT Marked     ",0
"RCL16.B.C ","RCFD8731","  Equity Contracts - NOT Marked         ",0
"RCL16.B.D ","RCFD8732","  Commodity  Contracts - NOT Marked     ",0
"RCL17.A.1A","RCFD8733"," Int Rate Contracts Held - Pos Values ",0 "RCL17.A.1B","RCFD8734"," Forgn Exch Contracts Held - Pos Value ",1501
"RCL17.A.1C","RCFD8735","  Equity Contracts Held - Pos Values    ",0
"RCL17.A.1D","RCFD8736","  Commodity Contracts Held - Pos Value  ",0
"RCL17.A.2A","RCFD8737"," Int Rate Contracts Held - Neg Values ",0 "RCL17.A.2B","RCFD8738"," Forgn Exch Contracts Held - Neg Value ",24881
"RCL17.A.2C","RCFD8739","  Equity Contracts Held - Neg Values    ",0
"RCL17.A.2D","RCFD8740","  Commodity Contracts Held - Neg Value  ",0
"RCL17.B.1A","RCFD8741"," Int Rate Contracts Markd- Pos Values ",244 "RCL17.B.1B","RCFD8742"," Forgn Exch Contracts Markd- Pos Value ",0
"RCL17.B.1C","RCFD8743","  Equity Contracts Markd- Pos Values    ",0
"RCL17.B.1D","RCFD8744","  Commodity Contracts Markd- Pos Value  ",0
"RCL17.B.2A","RCFD8745"," Int Rate Contracts Markd- Neg Values ",33 "RCL17.B.2B","RCFD8746"," Forgn Exch Contracts Markd- Neg Value ",0
"RCL17.B.2C","RCFD8747","  Equity Contracts Markd- Neg Values    ",0
"RCL17.B.2D","RCFD8748"," Commodity Contracts Markd- Neg Value ",0 "RCL17.C.1A","RCFD8749"," Int Rate Contracts Not Markd - PosVal ",17663 "RCL17.C.1B","RCFD8750"," Forgn Exch Contracts Not Markd-PosVal ",0
"RCL17.C.1C","RCFD8751","  Equity Contracts Not Markd - PosVal   ",0
"RCL17.C.1D","RCFD8752"," Commodity Contracts Not Markd-PosVal ",0 "RCL17.C.2A","RCFD8753"," Int Rate Contracts Not Markd - NegVal ",19084 "RCL17.C.2B","RCFD8754"," Forgn Exch Contracts Not Markd-NegVal ",0
"RCL17.C.2C","RCFD8755","  Equity Contracts Not Markd - NegVal   ",0
"RCL17.C.2D","RCFD8756","  Commodity Contracts Not Markd-NegVal  ",0
"RCLM.3    ","RCFD3833","  Unused Commitments > 1 year           ",1574838
"RCLM.3.A  ","RCFD3834","  Participations in Commitments > 1 Yr  ",482585
"RCLM.4    ","RCFD3377","  Standby Letters of Credit - Non-U.S.  ","N/A"
"RCLM.5.A  ","RCFD2741","  Con Inst Lns w/o recourse - Prv Autos ","N/A"
"RCLM.5.B  ","RCFD2742","  Con Inst Lns w/o recourse - Crd Cards ",0

"RCLM.5.C  ","RCFD2743","  Con Inst Lns w/o recourse - All other ","N/A"
"RCM1.A    ","RCFD6164","  Credit to Executives/Principals       ",176412
"RCM1.B    ","RCFD6165","  Number of Execs Who Borrowed $500K/5% ",8
"RCM10.A   ","RCON6441","  Mutual Fund: Money Market Funds       ",167
"RCM10.B   ","RCON8427","  Mutual Fund: Equity Securities        ",22730
"RCM10.C   ","RCON8428","  Mutual Fund: Debt Securities          ",6126
"RCM10.D   ","RCON8429","  Mutual Fund: Other Mutual Funds       ",5995
"RCM10.E   ","RCON8430","  Mutual Fund: Annuities                ",36053
"RCM10.F   ","RCON8784","  Mutual Fund: Sales of Proprietary     ",7192
"RCM2      ","RCFD3405","  Fed Funds Sold -- Foreign Banks       ",0
"RCM4.A    ","RCFD5500","  O/S Bal Mortgages Serviced - GNMA     ",10260
"RCM4.B.1  ","RCFD5501","  O/S Bal Morts Serviced-FHLMC w/ recou ",0
"RCM4.B.2  ","RCFD5502","  O/S Bal Morts Serviced-FHLMC w/o rec  ",571973
"RCM4.C.1  ","RCFD5503","  O/S Bal Morts Serviced-FNMA Reg optn  ",0
"RCM4.C.2  ","RCFD5504","  O/S Bal Morts Serviced-FNMA Spec optn ",291331
"RCM4.D    ","RCFD5505","  O/S Bal Morts Serviced-All other      ",2703297
"RCM5.A    ","RCFD2103","  Customers' Liability on Acceptances:  ",3346
"RCM5.B    ","RCFD2104","  Customers' Liability on Acceptances:  ",0
"RCM6.A    ","RCFD3164","  Mtge Servicing Rights                 ",3760
"RCM6.B.1  ","RCFD5506","  Other Intangible                      ",0
"RCM6.B.2  ","RCFD5507","  Other Intangible - All Other          ",985
"RCM6.C    ","RCFD3163","  Goodwill                              ",13963
"RCM6.D    ","RCFD2143","  Total Intangible Assets               ",18708
"RCM6.E    ","RCFD6442","  Intangible Assets Grandfathered       ",0
"RCM7      ","RCFD3295","  Mandatory Convertible Debt Dedictated ",0
"RCM8.A.1 ","RCFD5372"," Othr Real Estate - Direct & Indirect ",0 "RCM8.A.2.A","RCON5508"," Othr Real Estate - All other Real Est ",8304
"RCM8.A.2.B","RCON5509","  Othr Real Estate - Farmland           ",0
"RCM8.A.2.C","RCON5510"," Othr Real Estate - 1-4 Family Residnt ",464 "RCM8.A.2.D","RCON5511"," Othr Real Estate - Multifamily Resid ",0 "RCM8.A.2.E","RCON5512"," Othr Real Estate - Nonfarm Nonresiden ",2667 "RCM8.A.2.F","RCFN5513"," Othr Real Estate - In Foreign Offices ",0
"RCM8.A.3  ","RCFD2150","  Othr Real Estate - Total              ",11435
"RCM8.B.1  ","RCFD5374","  Inves - Direct & Indirect invest R/E  ",0
"RCM8.B.2  ","RCFD5375","  Inves - All othr invest unconsol subs ",13184
"RCM8.B.3  ","RCFD2130","  Investmnts in unconsold subs - Total  ",13184
"RCM8.C    ","RCFD5376","  Total Assets of Unconsolidted Subs    ",26145
"RCM9      ","RCFD3778","  Noncumulative Perpetual Preferred Stk ",0
"RCMM.1.A  ","RCFD3836","  Interbank Holdings: Reciprocal        ","N/A"
"RCMM.1.B  ","RCFD3837","  Interbank Holdings: Nonreciprocal     ","N/A"
"RCN.O.1   ","RCON6979",#NULL#,0
"RCN1.A.A  ","RCFD1245","  RE  US: 30-89 Days                    ",42644
"RCN1.A.B  ","RCFD1246","  RE  US: 90+ Days                      ",9117
"RCN1.A.C  ","RCFD1247","  RE  US: Nonaccrual                    ",17310
"RCN1.B.A  ","RCFD1248","  RE  non-US: 30-89 Days                ",0

"RCN1.B.B  ","RCFD1249","  RE  non-US: 90+ Days                  ",0
"RCN1.B.C  ","RCFD1250","  RE  non-US: Nonaccrual                ",0
"RCN10.A   ","RCFD5612","  Loans/Leases US Guaranteed-30-89 Days ",554
"RCN10.A.A ","RCFD5615","  Loans/Leases Guaranteed: 30-89 Days   ",554
"RCN10.A.B ","RCFD5616","  Loans/Leases Guaranteed: 30-89 Days   ",0
"RCN10.A.C ","RCFD5617","  Loans/Leases Guaranteed: 30-89 Days   ",349
"RCN10.B   ","RCFD5613","  Loans/Leases US Guaranteed- 90+ Days  ",0
"RCN10.C   ","RCFD5614","  Loans/Leases US Guaranteed-Nonaccrual ",349
"RCN2.A.A  ","RCFD5377","  Loans US Deps: US Banks: 30-89 Days   ",0
"RCN2.A.B  ","RCFD5378","  Loans US Deps: US Banks: 90+ Days     ",0
"RCN2.A.C  ","RCFD5379","  Loans US Deps: US Banks: Nonaccrual   ",0
"RCN2.B.A  ","RCFD5380","  Loans US Deps: Foreign:  30-89 Days   ",0
"RCN2.B.B  ","RCFD5381","  Loans US Deps: Foreign:  90+ Days     ",0
"RCN2.B.C  ","RCFD5382","  Loans US Deps: Foreign:  Nonaccrual   ",0
"RCN3.A    ","RCFD1594","  Ag  US: 30-89 Days                    ",128
"RCN3.B    ","RCFD1597","  Ag  US: 90+ Days                      ",0
"RCN3.C    ","RCFD1583","  Ag  US: Nonaccrual                    ",33
"RCN4.A.A  ","RCFD1251","  Coml/Indl  US: 30-89 Days             ",24006
"RCN4.A.B  ","RCFD1252","  Coml/Indl  US: 90+ Days               ",4783
"RCN4.A.C  ","RCFD1253","  Coml/Indl  US: Nonaccrual             ",12207
"RCN4.B.A  ","RCFD1254","  Coml/Indl  non-US: 30-89 Days         ",0
"RCN4.B.B  ","RCFD1255","  Coml/Indl  non-US: 90+ Days           ",0
"RCN4.B.C  ","RCFD1256","  Coml/Indl  non-US: Nonaccrual         ",0
"RCN5.A.A  ","RCFD5383","  Consumer: Credit Cards: 30-89 Days    ",11098
"RCN5.A.B  ","RCFD5384","  Consumer: Credit Cards: 90+ Days      ",7976
"RCN5.A.C  ","RCFD5385","  Consumer: Credit Cards: Nonaccrual    ",0
"RCN5.B.A  ","RCFD5386","  Consumer: Other: 30-89 Days           ",23642
"RCN5.B.B  ","RCFD5387","  Consumer: Other: 90+ Days             ",2586
"RCN5.B.C  ","RCFD5388","  Consumer: Other: Nonaccrual           ",3795
"RCN6.A    ","RCFD5389","  Foreign:  30-89 Days                  ",0
"RCN6.B    ","RCFD5390","  Foreign:  90+ Days                    ",0
"RCN6.C    ","RCFD5391","  Foreign:  Nonaccrual                  ",0
"RCN7.A    ","RCFD5459","  Other: 30-89 Days                     ",2043
"RCN7.B    ","RCFD5460","  Other: 90+ Days                       ",168
"RCN7.C    ","RCFD5461","  Other: Nonaccrual                     ",206
"RCN8.A.A  ","RCFD1257","  Leases  US: 30-89 Days                ",0
"RCN8.A.B  ","RCFD1258","  Leases  US: 90+ Days                  ",0
"RCN8.A.C  ","RCFD1259","  Leases  US: Nonacrual                 ",0
"RCN8.B.A  ","RCFD1271","  Leases  non-US: 30-89 Days            ",0
"RCN8.B.B  ","RCFD1272","  Leases  non-US: 90+ Days              ",0
"RCN8.B.C  ","RCFD1791","  Leases  non-US: Nonaccrual            ",0
"RCN9.A    ","RCFD3505","  Debt Securities: 30-89 Days           ",0
"RCN9.B    ","RCFD3506","  Debt Securities: 90+ Days             ",0
"RCN9.C    ","RCFD3507","  Debt Securities: Nonaccrual           ",0
"RCNM.1.A  ","RCFD1658","  Restruc'd Loans: 30-89 Days           ",0

"RCNM.1.B  ","RCFD1659","  Restruc'd Loans: 90+ Days             ",0
"RCNM.1.C  ","RCFD1661","  restruc'd Loans: Nonaccrual           ",0
"RCNM.2.A  ","RCFD6558","  Comm Real Estate Loans: 30-89 Days    ",0
"RCNM.2.B  ","RCFD6559","  Comm Real Estate Loans: 90+ Days      ",0
"RCNM.2.C  ","RCFD6560","  Comm Real Estate Loans: Nonaccrual    ",0
"RCNM.3.AA ","RCON2759","  Secured Loans - Const: 30-89 Days     ",4206
"RCNM.3.AB ","RCON2769","  Secured Loans - Const: 90+ Days       ",1778
"RCNM.3.AC ","RCON3492","  Secured Loans - Const: Nonaccrual     ",338
"RCNM.3.BA ","RCON3493","  Secured Loans - Farmland: 30-89 Days  ",839
"RCNM.3.BB ","RCON3494","  Secured Loans - Farmland: 90+ Days    ",0
"RCNM.3.BC ","RCON3495","  Secured Loans - Farmland: Nonaccrual  ",0
"RCNM.3.C1A","RCON5398","  Secd Loans 1-4 Fam-Revol: 30-89 Days  ",4451
"RCNM.3.C1B","RCON5399","  Secd Loans 1-4 Fam-Revol: 90+ Days    ",2512
"RCNM.3.C1C","RCON5400","  Secd Loans 1-4 Fam-Revol: Nonaccrual  ",0
"RCNM.3.C2A","RCON5401","  Secd Loans 1-4 Fam-Other: 30-89 Days  ",29690
"RCNM.3.C2B","RCON5402","  Secd Loans 1-4 Fam-Other: 90+ Days    ",4308
"RCNM.3.C2C","RCON5403","  Secd Loans 1-4 Fam-Other: Nonaccrual  ",4443
"RCNM.3.DA ","RCON3499","  Secured Loans - Multifam: 30-89 Days  ",0
"RCNM.3.DB ","RCON3500","  Secured Loans - Multifam: 90+ Days    ",0
"RCNM.3.DC ","RCON3501","  Secured Loans - Multifam: Nonaccrual  ",1560
"RCNM.3.EA ","RCON3502","  Secured Loans - Non Farm: 30-89 Days  ",3458
"RCNM.3.EB ","RCON3503","  Secured Loans - Non Farm: 90+ Days    ",519
"RCNM.3.EC ","RCON3504"," Secured Loans - Non Farm: Nonaccrual ",10969 "RCNM.4.AA ","RCFD3522"," Rate/Contract: Book Value: 30-89 Days ",0
"RCNM.4.AB ","RCFD3528","  Rate/Contract: Book Value: 90+ Days   ",0
"RCNM.4.BA ","RCFD3529"," Rate/Contract: Replacement:30-89 Days ",0 "RCNM.4.BB ","RCFD3530"," Rate/Contract: Replacement: 90+ Days ",0
"RCO1.A    ","RCON0030","  Unposted Debits                       ","N/A"
"RCO1.B.1  ","RCON0031","  Unposted Debits: Demand               ",2199
"RCO1.B.2  ","RCON0032","  Unposted Debits: Time/Savings         ",0
"RCO10     ","RCON8432","  Deposit Institution Invest. Contracts ",0
"RCO11.A   ","RCON8785","  Reciprocal Demand Bals - Savings Asc. ",0
"RCO11.B   ","RCONA181","  Reciprocal Demand Bals - Foreign Brch ",0
"RCO11.C   ","RCONA182","  Reciprocal Demand Bals - Cash Items   ",0
"RCO2.A    ","RCON3510","  Unposted Credits                      ","N/A"
"RCO2.B.1  ","RCON3512","  Unposted Credits: Demand              ",0
"RCO2.B.2  ","RCON3514","  Unposted Credits: Time/Savings        ",44
"RCO3      ","RCON3520","  Uninvested Trust Fund Cash            ",12838
"RCO4.A    ","RCON2211","  Demand Deposits of Unconsolidaed Subs ",4605
"RCO4.B    ","RCON2351","   Time/Savings Deposits of Unconsolida ",0
"RCO4.C    ","RCON5514","  Int accrued/unpaid on deps of con sub ",0
"RCO5.A    ","RCON2229","  Demand Deposits: Insured Branches     ",0
"RCO5.B    ","RCON2383","   Time/Savings Deposits: Insured Branc ",0
"RCO5.C    ","RCON5515","  Int accrued/unpaid on deps in ins brc ",0
"RCO6.A    ","RCON2314","  Pass-through Reserve Balances: Demand ",0

"RCO6.B    ","RCON2315","  Pass-through-Reserve Balances: Time/S ",0
"RCO7.A    ","RCON5516","  Unamortized premiums                  ",0
"RCO7.B    ","RCON5517","  Unamortized discounts                 ",0
"RCO8      ","RCON5518","  OAKAR Deposits                        ",274747
"RCOM.1.A.1","RCON2702","  Amount of Deposit Accounts < $100K    ",4248321
"RCOM.1.A.2","RCON3779","  (June Only) Number of Deposit Accts < ",754365
"RCOM.1.B.1","RCON2710","  Amount of Deposit Accounts > $100K    ",2504543
"RCOM.1.B.2","RCON2722","  Number of Deposit Accounts > $100K    ",7498
"RCOM.2.A  ","RCON6861","  Yes/No: Bank has a better method/proc ",0
"RCOM.2.B  ","RCON5597","  If YES: Uninsured Deposits Amount     ","N/A"
"RCR1      ","RCFD6056","  Do You Meet Capital Requirements? Y/N ","N/A"
"RCR2.A.A  ","RCFD3780","  Subordinated Debt: Maturity < 1 Year  ",0
"RCR2.A.B  ","RCFD3786","  Other Limited-Life: Maturity < 1 Year ",0
"RCR2.B.A  ","RCFD3781","  Subordinated Debt: Matur 1 to 2 Years ",0
"RCR2.B.B  ","RCFD3787","  Other Limited-Life: Matur 1 to 2 Yrs  ",0
"RCR2.C.A  ","RCFD3782","  Subordinated Debt: Matur 2 to 3 Years ",0
"RCR2.C.B  ","RCFD3788","  Other Limited-Life: Matur 2 to 3 Yrs  ",0
"RCR2.D.A  ","RCFD3783","  Subordinated Debt: Matur 3 to 4 Years ",0
"RCR2.D.B  ","RCFD3789","  Other Limited-Life: Matur 3 to 4 Yrs  ",0
"RCR2.E.A  ","RCFD3784","  Subordinated Debt: Matur 4 to 5 Years ",0
"RCR2.E.B  ","RCFD3790","  Other Limited-Life: Matur 4 to 5 Yrs  ",0
"RCR2.F.A  ","RCFD3785","  Subordinated Debt: Matur over 5 Years ",0
"RCR2.F.B  ","RCFD3791","  Other Limited-Life: Matur over 5 Yrs  ",0
"RCR3.A    ","RCFD8274","Regulatory capt ratios:Tier 1 Capital   ",0
"RCR3.B    ","RCFD8275","Regulatory capt ratios:Tier 2 Capital   ",0
"RCR3.C    ","RCFD3792","Regulatory capt ratios:Total RB Captl   ",0
"RCR3.D    ","RCFDA222","Regulatory capt ratios:Excess allownc   ",0
"RCR3.E    ","RCFDA223","Regulatory capt ratios:Risk-wtd assts   ",0
"RCR3.F    ","RCFDA224","Regulatory capt ratios:Avrg tot assts   ",0
"RCR4.A.1  ","RCFD3794","  Zero % Risk: Securities Issued By.... ",378399
"RCR4.A.2  ","RCFD3795","  Zero % Risk: All Other Assets         ",140264
"RCR4.B    ","RCFD3796","  Zero % Risk: Credit Equiv Off-Balance ",0
"RCR5.A.1  ","RCFD3798","   20 % Risk: Claims Cond Guaranteed    ",163191
"RCR5.A.2  ","RCFD3799","   20 % Risk: Claims Collateralized     ",0
"RCR5.A.3  ","RCFD3800","   20 % Risk: All Other Assets          ",2070275
"RCR5.B    ","RCFD3801","   20 % Risk: Credit Equiv Off-Balance  ",46989
"RCR6.A    ","RCFD3802","   50 % Risk: Assets On Balance Sheet   ",1288699
"RCR6.B    ","RCFD3803","   50 % Risk: Credit Equiv Off-Balance  ",23255
"RCR7.A    ","RCFD3804","  100 % Risk: Assets On Balance Sheet   ",5761871
"RCR7.B    ","RCFD3805","  100 % Risk: Credit Equiv Off-Balance  ",1366059
"RCR8      ","RCFD3806","  On-Balance Sheet Values Excluded From ",-5472
"RCR9      ","RCFD3807","  Total Assets Recorded On Balnce Sheet ",9797227
"RCRM.01   ","RCFD8764","  Credit Exp - Off-Bal Sheet Derivative ",21000
"RCRM.02.AA","RCFD3809"," Derivative Int Rate Contracts < 1 YR ",100830 "RCRM.02.AB","RCFD8766"," Derivative Int Rate Contracts 1-5 YRS ",1214014

"RCRM.02.AC","RCFD8767"," Derivative Int Rate Contracts > 5 YRS ",10000 "RCRM.02.BA","RCFD3812"," Derivative Fgn Exch Contracts < 1 YR ",28608 "RCRM.02.BB","RCFD8769"," Derivative Fgn Exch Contracts 1-5 YRS ",0 "RCRM.02.BC","RCFD8770"," Derivative Fgn Exch Contracts > 5 YRS ",0
"RCRM.02.CA","RCFD8771","  Derivative   Gold   Contracts < 1 YR  ",0
"RCRM.02.CB","RCFD8772","  Derivative   Gold   Contracts 1-5 YRS ",0
"RCRM.02.CC","RCFD8773","  Derivative   Gold   Contracts > 5 YRS ",0
"RCRM.02.DA","RCFD8774"," Derivative P Metals Contracts < 1 YR ",0 "RCRM.02.DB","RCFD8775"," Derivative P Metals Contracts 1-5 YRS ",0 "RCRM.02.DC","RCFD8776"," Derivative P Metals Contracts > 5 YRS ",0 "RCRM.02.EA","RCFD8777"," Derivative Commodity Contrcts < 1 YR ",0 "RCRM.02.EB","RCFD8778"," Derivative Commodity Contrcts 1-5 YRS ",0 "RCRM.02.EC","RCFD8779"," Derivative Commodity Contrcts > 5 YRS ",0 "RCRM.02.FA","RCFDA000"," Derivative Equity Contracts < 1 YR ",0
"RCRM.02.FB","RCFDA001","  Derivative  Equity  Contracts 1-5 YRS ",0
"RCRM.02.FC","RCFDA002","  Derivative  Equity  Contracts > 5 YRS ",0
"RCX01.A   ","RCFD3561","  Number Of Loans To Executive Officers ",0
"RCX01.B   ","RCFD3562","  Amount Of Loans To Executive Officers ",0
"RCX01.C1  ","RCFD7701","  Start Rate (####.##%) Loans To Execs. ",0
"RCX01.C2  ","RCFD7702","  Top Rate (####.##%) Loans To Execs.   ",0
"RI-01.A.1A","RIAD4011","  RE Loans                              ",111338
"RI-01.A.1B","RIAD4019","  Loans to Dep'y Inst's                 ",2790
"RI-01.A.1C","RIAD4024","  Ag/Farmer Loans                       ",567
"RI-01.A.1D","RIAD4012","  Coml/Indl Loans                       ",79591
"RI-01.A.1E","RIAD4026","  Acceptances                           ",0
"RI-01.A.1G","RIAD4056","  Loans to For Govts                    ",0
"RI-01.A.1I","RIAD4058","  Other Domestic Loans                  ",3463
"RI-01.A.2 ","RIAD4059","  For Loans                             ",8
"RI-01.A1F1","RIAD4054","  Credit Cards                          ",22702
"RI-01.A1F2","RIAD4055","  Other Consumer                        ",48463
"RI-01.A1H1","RIAD4503","  Taxable State/Local Obligations       ",0
"RI-01.A1H2","RIAD4504","  Exempt State/Local Obligations        ",2449
"RI-01.B.1 ","RIAD4505","  Taxable Leases                        ",5387
"RI-01.B.2 ","RIAD4307","  Exempt Leases                         ",56
"RI-01.C.1 ","RIAD4105","  Domestic Interest on Balances Due     ",0
"RI-01.C.2 ","RIAD4106","  For Interest on Balances due          ",0
"RI-01.D.1 ","RIAD4027","  US Govt/Treasury Securities           ",60222
"RI-01.D.2A","RIAD4506","  Taxable State/Local Securities        ",0
"RI-01.D.2B","RIAD4507","  Exempt State/Local Securities         ",7471
"RI-01.D.3 ","RIAD3657","  Other Domestic Debt securities        ",2719
"RI-01.D.4 ","RIAD3658","  Foreign Debt Securities               ",10
"RI-01.D.5 ","RIAD3659","  Equity Securities (incl mutual funds) ",2504
"RI-01.E   ","RIAD4069","  Interest on Trading Assets            ",89
"RI-01.F   ","RIAD4020","  Interest on Fed Funds Sold Etc        ",13904
"RI-01.G   ","RIAD4107","  Total Interest Income                 ",363733

"RI-02.A.1A","RIAD4508","   Transaction Accounts                 ",6013
"RI-02.A.2 ","RIAD4172","  Interest on For Deposits              ",1753
"RI-02.A1B1","RIAD4509","  MMDAs                                 ",36408
"RI-02.A1B2","RIAD4511","  Other Savings                         ",6542
"RI-02.A1B3","RIAD4174","  CDs > $100K                           ",13363
"RI-02.A1B4","RIAD4512","  All Other Time Deposits               ",62358
"RI-02.B   ","RIAD4180","  Fed Funds Purchased Etc               ",44482
"RI-02.C   ","RIAD4185","  Interest on Demand Notes to US Treasu ",6395
"RI-02.D   ","RIAD4072","  Interest on Mtge Indebtedness         ",0
"RI-02.E   ","RIAD4200","  Interest on Subordinated Notes/Debent ",0
"RI-02.F   ","RIAD4073","  Total Interest Expense                ",177314
"RI-03     ","RIAD4074","  Net Interest Income                   ",186419
"RI-04.A   ","RIAD4230","  Provision for Loan and Lease Losses   ",17716
"RI-04.B   ","RIAD4243","  Provision for Allocated Transfer Risk ",0
"RI-05.A   ","RIAD4070","  Income from Fiduciary Activities      ",22772
"RI-05.B   ","RIAD4080","  Service Charges on Deposit Accounts   ",30345
"RI-05.C   ","RIADA220","Trading Revenue                         ",514
"RI-05.D   ","RIAD4076","  Other Foreign Transaction Gain/Loss   ",161
"RI-05.F.1 ","RIAD5407"," Other Noninterest Income - Fee Income ",37541 "RI-05.F.2 ","RIAD5408"," Other Noninterest Income - All Other ",7734
"RI-05.G   ","RIAD4079","  Total Noninterest Income              ",99067
"RI-06.A   ","RIAD3521","  Gain/Loss Sec Held to Maturities      ",144
"RI-06.B   ","RIAD3196","  Gain/Loss Sec Available-for-sale      ",1732
"RI-07.A   ","RIAD4135","  Salaries and Benefits                 ",87929
"RI-07.B   ","RIAD4217","  Expense on Premises/Fixed Assets      ",37529
"RI-07.C   ","RIAD4092","  Other Noninterest Expensze            ",54671
"RI-07.D   ","RIAD4093","  Total Noninterest Expense             ",180129
"RI-08     ","RIAD4301","  Income (loss) Before Income Taxes     ",89517
"RI-09     ","RIAD4302","  Income Taxes                          ",30191
"RI-10     ","RIAD4300","  Income (loss) Before Extraordinary    ",59326
"RI-11.A   ","RIAD4310","  Extraordinary Items                   ",0
"RI-11.B   ","RIAD4315","   Taxes                                ",0
"RI-11.C   ","RIAD4320","  Extraordinary Items Net Of Taxes      ",0
"RI-12     ","RIAD4340","  Net Income (loss)                     ",59326
"RI-M.1    ","RIAD4513","  Interest Expense on Exempt After 8/7/ ",319
"RI-M.10   ","RIADA251","Memo:Credit losses on off-balnc sheet   ",0
"RI-M.2    ","RIAD8431","  Memoranda: Income Sale Mutuals        ",3581
"RI-M.5    ","RIAD4150","  Number of Employees on Payroll        ",4199
"RI-M.7    ","RIAD9106",#NULL#,"N/A"
"RI-M.8.A  ","RIAD8757","  Memoranda: Trading Rev - Interest     ",0
"RI-M.8.B  ","RIAD8758","  Memoranda: Trading Rev - Foreign Exch ",514
"RI-M.8.C  ","RIAD8759","  Memoranda: Trading Rev - Equity/Index ",0
"RI-M.8.D  ","RIAD8760","  Memoranda: Trading Rev - Commodity    ",0
"RI-M.9.A  ","RIAD8761","  Memoranda: Impact - Interest Income   ",-2697
"RI-M.9.B  ","RIAD8762","  Memoranda: Impact - Interest Expense  ",-200

"RI-M.9.C  ","RIAD8763","  Memoranda: Impact - Other Allocations ",25
"RIA01     ","RIAD3215","   Total Equity on Dec 31 prev year-end ",813259
"RIA02     ","RIAD3216","  Equity Adjustments                    ",0
"RIA03     ","RIAD3217","  Amended Balance Previous Year         ",813259
"RIA04     ","RIAD4340","  Net Income/Loss                       ",59326
"RIA05     ","RIAD4346","  Sale/Conversion of Stock              ",0
"RIA06     ","RIAD4356","  Changes Incident to Combinations      ",0
"RIA07     ","RIAD4470","  LESS: Cash Dividends on Common        ",0
"RIA08     ","RIAD4460","  LESS: Cash Dividends on preferred     ",34922
"RIA09     ","RIAD4411","  Changes in Accounting Principles      ",0
"RIA10     ","RIAD4412","  Corrections of Accounting Errors      ",0
"RIA11     ","RIAD8433","  Net Unrealized Holding Avail Forsale  ",-7050
"RIA12     ","RIAD4414","  Foreign Currency Translation Adjustme ",0
"RIA13     ","RIAD4415","  Other Parent BHC Transactions         ",924
"RIA14     ","RIAD3210","  Total Equity Capital End Of Cur. Per. ",831537
"RIB1.1.A.A","RIAD4651","  RE Loans: US                          ",248
"RIB1.1.A.B","RIAD4661","  RE Loans: non-US                      ",337
"RIB1.1.B.A","RIAD4652","  RE Loans: non-US: Charge-Offs         ",0
"RIB1.1.B.B","RIAD4662","  RE Loans: non-US: Recoveries          ",0
"RIB1.2.A.A","RIAD4653","  Loans to US Banks: Charge-Offs        ",0
"RIB1.2.A.B","RIAD4663","  Loans to US Banks: Recoveries         ",0
"RIB1.2.B.A","RIAD4654","  Loans to For Banks: Charge-Offs       ",0
"RIB1.2.B.B","RIAD4664","  Loans to For Banks: Recoveries        ",0
"RIB1.3.A  ","RIAD4655","  Ag/Farm Loans: Charge-Offs            ",19
"RIB1.3.B  ","RIAD4665","  Ag/Farm Loans: Recoveries             ",0
"RIB1.4.A.A","RIAD4645","  Coml/Indl Loans  US: Charge-Offs      ",2593
"RIB1.4.A.B","RIAD4617","  Coml/Indl Loans  US: Recoveries       ",2659
"RIB1.4.B.A","RIAD4646","  Coml/Indl Loans  non-US: Charge-Offs  ",0
"RIB1.4.B.B","RIAD4618","  Coml/Indl Loans  non-US: recoveries   ",0
"RIB1.5.A.A","RIAD4656","  Credit Cards: Charge-Offs             ",9489
"RIB1.5.A.B","RIAD4666","  Credits Cards: Recoveries             ",978
"RIB1.5.B.A","RIAD4657","  Other Consumer Charge-Offs            ",11044
"RIB1.5.B.B","RIAD4667","  Other Consumer: Recoveries            ",2913
"RIB1.6.A  ","RIAD4643","  Loans to For Govts: Charge-Offs       ",0
"RIB1.6.B  ","RIAD4627","  Loans to For Govts: Recoveries        ",0
"RIB1.7.A  ","RIAD4644","  Other Loans: Charge-Offs              ",137
"RIB1.7.B  ","RIAD4628","  Other Loans: Recoveries               ",20
"RIB1.8.A.A","RIAD4658","  Leases  US: Charge-Offs               ",0
"RIB1.8.A.B","RIAD4668","  Leases  US: Recovereies               ",0
"RIB1.8.B.A","RIAD4659","  Leases  non-US: Chatge-Offs           ",0
"RIB1.8.B.B","RIAD4669","  Leases  non-US: Recoveries            ",0
"RIB1.9.A  ","RIAD4635","   Total Charge-offs (year-to-date)     ",23530
"RIB1.9.B  ","RIAD4605","   Total Recoveries (year-to-date)      ",6907
"RIB1.M.4.A","RIAD5409","  Memo: Charge-offs: Loans to fin comm. ",0

"RIB1.M.4.B","RIAD5410"," Memo: Recoveries: Loans to fin commcl ",0 "RIB1.M.5AA","RIAD3582"," Memo: Charge-offs: Loans sec construc ",-32 "RIB1.M.5AB","RIAD3583"," Memo: Recoveries: Loans sec construct ",207 "RIB1.M.5BA","RIAD3584"," Memo: Charge-offs: Loans sec farmland ",0 "RIB1.M.5BB","RIAD3585"," Memo: Recoveries: Loans sec farmland ",0 "RIB1.M.5DA","RIAD3588"," Memo: Charge-offs: Loans sec multifam ",0 "RIB1.M.5DB","RIAD3589"," Memo: Recoveries: Loans sec multifaml ",0 "RIB1.M.5EA","RIAD3590"," Memo: Charge-offs: Loans sec nonfarm ",87
"RIB1.M.5EB","RIAD3591","  Memo: Recoveries: Loans sec nonfarm   ",13
"RIB1.M5C1A","RIAD5411"," Memo: Charge-offs: Revolv loans 1-4 r ",92 "RIB1.M5C1B","RIAD5412"," Memo: Recoveries: Revolv loans 1-4 rs ",3 "RIB1.M5C2A","RIAD5413"," Memo: Charge-offs: Other loans 1-4 rs ",101 "RIB1.M5C2B","RIAD5414"," Memo: Recoveries: Other loans 1-4 res ",114 "RIB2.01 ","RIAD3124"," Allowance for Loan/Lease: Dec 31 ",89108
"RIB2.02   ","RIAD4605","  Recoveries (Loan/Lease)               ",6907
"RIB2.03   ","RIAD4635","  LESS: Charge-Offs (Loan/Lease)        ",23530
"RIB2.04   ","RIAD4230","  Provision (Loan/Lease)                ",17716
"RIB2.05   ","RIAD4815","  Adjustments (Loan/Lease)              ",0
"RIB2.06   ","RIAD3123","  Allow. Loan/Lease Loss Balance        ",90201
"RIC1      ","RIAD4780","  Federal                               ","N/A"
"RIC2      ","RIAD4790","  State/Local                           ","N/A"
"RIC3      ","RIAD4795","  Foreign                               ","N/A"
"RIC4      ","RIAD4770","  Total Income Taxes                    ","N/A"
"RIC5      ","RIAD4772","  Deferred                              ","N/A"
"RID1.1.A  ","RIAD4837","  Interest Income Booked                ","N/A"
"RID1.1.B  ","RIAD4838","  Interest Expense Booked               ","N/A"
"RID1.1.C  ","RIAD4839","   Total                                ","N/A"
"RID1.2.A  ","RIAD4840","  Net Int'l Int Income Sold American    ","N/A"
"RID1.2.B  ","RIAD4841","  Net Domestic Int Income Booked Foreig ","N/A"
"RID1.2.C  ","RIAD4842","   Total                                ","N/A"
"RID1.3.A  ","RIAD4097","  Noninterest Intl INcome               ","N/A"
"RID1.3.B  ","RIAD4235","  Provision for Intl Loan/Lease Losses  ","N/A"
"RID1.3.C  ","RIAD4239","  Other Intl Nonint Expense             ","N/A"
"RID1.3.D  ","RIAD4843","   Total                                ","N/A"
"RID1.4    ","RIAD4844","   Total                                ","N/A"
"RID1.5    ","RIAD4845","  Adjustment to Pretax Income Etc       ","N/A"
"RID1.6    ","RIAD4846","   Total                                ","N/A"
"RID1.7    ","RIAD4797","  Intl Income Taxes                     ","N/A"
"RID1.8    ","RIAD4341","   Total                                ","N/A"
"RID1.M.1  ","RIAD4847","  Intracompany Int Income               ","N/A"
"RID1.M.2  ","RIAD4848","  Intracompany Int Expense              ","N/A"
"RID2.1    ","RIAD4849","  Interest Income at IBFs               ","N/A"
"RID2.2    ","RIAD4850","  Interest Expense at IBFs              ","N/A"
"RID2.3.A  ","RIAD5491","  Noninterest Intl Income (Gain/Losses) ","N/A"
"RID2.3.B  ","RIAD5492","  Noninterest Intl Income (Fees & Othr) ","N/A"
"RID2.4    ","RIAD4852","  Provision Loan/Lease Losses Intl Sold ","N/A"

"RID2.5    ","RIAD4853","  Other Noninterest Exp INtl Sold Ameri ","N/A"
"RIE01.A   ","RIAD5415","  Other non-interest income (RI-5.f.2)  ",0
"RIE01.B   ","RIAD5416","  Other non-interest income (RI-5.f.2)  ",0
"RIE01.C   ","RIAD5417","  Other non-interest income (RI-5.f.2)  ",132
"RIE01.D   ","RIAD4461","  Other non-interest income (RI-5.f.2)  ","N/A"
"RIE01.E   ","RIAD4462","  Other non-interest income (RI-5.f.2)  ","N/A"
"RIE01.F   ","RIAD4463","  Other non-interest income (RI-5.f.2)  ","N/A"
"RIE02.A   ","RIAD4531","  Other non-interest expense (RI-7.c)   ",1756
"RIE02.B   ","RIAD5418","  Other non-interest expense (RI-7.c)   ",368
"RIE02.C   ","RIAD5419","  Other non-interest expense (RI-7.c)   ",1855
"RIE02.D   ","RIAD5420","  Other non-interest expense (RI-7.c)   ",0
"RIE02.E   ","RIAD4464","  Other non-interest expense (RI-7.c)   ",549
"RIE02.F   ","RIAD4467","  Other non-interest expense (RI-7.c)   ",0
"RIE02.G   ","RIAD4468","  Other non-interest expense (RI-7.c)   ",0
"RIE03.A.1 ","RIAD4469","  Extraordinary items and Adj (RI-11.a) ",0
"RIE03.A.2 ","RIAD4486","  Applicable tax effect (RI-11.b)       ",0
"RIE03.B.1 ","RIAD4487","  Extraordinary items and Adj (RI-11.a) ",0
"RIE03.B.2 ","RIAD4488","  Applicable tax effect (RI-11.b)       ",0
"RIE03.C.1 ","RIAD4489","  Extraordinary items and Adj (RI-11.a) ",0
"RIE03.C.2 ","RIAD4491","  Applicable tax effect (RI-11.b)       ",0
"RIE04.A   ","RIAD4492","  Equity cap adjustments (RIA-2)        ","N/A"
"RIE04.B   ","RIAD4493","  Equity cap adjustments (RIA-2)        ","N/A"
"RIE05.A   ","RIAD4494","  Acctg changes effects (RIA-9)         ","N/A"
"RIE05.B   ","RIAD4495","  Acctg changes effects (RIA-9)         ","N/A"
"RIE06.A   ","RIAD4496","  Corrections (RIA-10)                  ","N/A"
"RIE06.B   ","RIAD4497","  Corrections (RIA-10)                  ","N/A"
"RIE07.A   ","RIAD4498","  Transactions w/parent (RIA-12)        ",924
"RIE07.B   ","RIAD4499","  Transactions w/parent (RIA-12)        ",0
"RIE08.A   ","RIAD4521","  Adjs. to allow for l & l loss (RIB.2. ",0
"RIE08.B   ","RIAD4522","  Adjs. to allow for l & l loss (RIB.2. ",0
"RIE09     ","RIAD4769",#NULL#,0